                                                                   Exhibit 10.35

                                 ADDENDUM NO. 2

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS
                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            Lawrenceville, New Jersey


                  (hereinafter referred to as "Ceding Company")

                                       by

                       HANNOVER REINSURANCE (IRELAND) LTD
                                 Dublin, Ireland

                  (hereinafter referred to as the "Reinsurer")


The Ceding Company and the Reinsurer hereby agree to amend the captioned Reinsurance Treaty, effective November 1st, 1998, with respect to business ceded for the 1999 Coverage Year and thereafter, in that the 40% share of the Reinsurer is amended to 46%. The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.


In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:


Signed in Lawrenceville, New Jersey, this 30th day of July, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

By:               /s/ Daniel J. Goldberg
                  ----------------------
Title:            President and Chief Executive Officer
                  -------------------------------------

Signed in Dublin, Ireland, this 20th day of July, 1999 for and on behalf of HANNOVER REINSURANCE (IRELAND) LTD


By:               /s/ Reinhard Elers
                  ------------------

Title:            Managing Director
                  -----------------

                                 ADDENDUM NO. 2

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS
                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            Lawrenceville, New Jersey


                  (hereinafter referred to as "Ceding Company")

                                       by

                         E & S REINSURANCE (IRELAND) LTD
                                 Dublin, Ireland

                  (hereinafter referred to as the "Reinsurer")

The Ceding Company and the Reinsurer hereby agree to amend the captioned Reinsurance Treaty, effective November 1st, 1998, with respect to business ceded for the 1999 Coverage Year and thereafter, in that the 10% share of the Reinsurer is amended to 11.50%. The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.

In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:

Signed in Lawrenceville, New Jersey, this 30th of July, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY


By:               /s/ Daniel J. Goldberg
                  ----------------------
Title:            President and Chief Executive Officer
                  -------------------------------------

Signed in Dublin, Ireland, this 20th day of July, 1999 for and on behalf of E & S REINSURANCE (IRELAND) LTD


By:               /s/ Reinhard Elers
                  ------------------
Title:            Managing Director
                  -----------------

                                 ADDENDUM NO. 2

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS
                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            Lawrenceville, New Jersey


                  (hereinafter referred to as "Ceding Company")

                                       by

                UNDERWRITERS REINSURANCE COMPANY (BARBADOS) INC.
                     Rockley, Christ Church, Barbados, W.I.

                  (hereinafter referred to as the "Reinsurer")


The Ceding Company and the Reinsurer hereby agree to amend the captioned Reinsurance Treaty, effective November 1st, 1998, with respect to business ceded for the 1999 Coverage Year and thereafter, in that the 35% share of the Reinsurer is amended to 17.50%. The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.



In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:



Signed in Lawrenceville, New Jersey, this 30th day of July, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY

By:               /s/ Daniel J. Goldberg
                  ----------------------

Title:            President and Chief Executive Officer
                  -------------------------------------



Signed in Rockley, Christ Church, Barbados, W.I., this 26th day of July, 1999 for and on behalf of UNDERWRITERS REINSURANCE COMPANY (BARBADOS) INC.


By:               /s/ Daniel McKay
                  ----------------

Title:            President and Chief Executive Officer
                  -------------------------------------

                                 ADDENDUM NO. 2

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS
                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            Lawrenceville, New Jersey


                  (hereinafter referred to as "Ceding Company")

                                       by

                LONDON LIFE AND CASUALTY REINSURANCE CORPORATION
                       Widley, St. Michael, Barbados, W.I.

                  (hereinafter referred to as the "Reinsurer")


The Ceding Company and the Reinsurer hereby agree to amend the captioned Reinsurance Treaty, effective November 1st, 1998, with respect to business ceded for the 1999 Coverage Year and thereafter, in that the 14% share of the Reinsurer is cancelled.


In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:



Signed in Lawrenceville, New Jersey, this 19th day of August, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY


By:               /s/ Thomas M. Redman
                  --------------------

Title:            Vice President
                  --------------

Signed in Widley, St. Michael, Barbados, W.I., this 22nd day of July, 1999 for and on behalf of LONDON LIFE AND CASUALTY REINSURANCE CORPORATION


By:               /s/ M. A. Gonsalves
                  -------------------

Title:            Vice President
                  --------------

                                 ADDENDUM NO. 2

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS
                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            Lawrenceville, New Jersey


                  (hereinafter referred to as "Ceding Company")

                                       by

                              LAWRENCEVILLE RE LTD.
                                Hamilton, Bermuda

                  (hereinafter referred to as the "Reinsurer")


The Ceding Company and the Reinsurer hereby agree to amend the captioned Reinsurance Treaty, effective November 1st, 1998, with respect to business ceded for the 1999 Coverage Year and thereafter, in that the 1% share of the Reinsurer is cancelled.



In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:



Signed in Lawrenceville, New Jersey, this 19th day of August, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY


By:               /s/ Thomas M. Redman
                  --------------------

Title:            Vice President
                  --------------


Signed in Hamilton, Bermuda this 2nd day of August, 1999 for and on behalf of LAWRENCEVILLE RE LTD.



By:               /s/ Allan Dunkle
                  ----------------

Title:            Vice President

                                 ADDENDUM NO. 2

                                     to the

           COMBINED QUOTA SHARE, AGGREGATE AND SPECIFIC EXCESS OF LOSS
                               REINSURANCE TREATY

                (hereinafter referred to as "Reinsurance Treaty")

                                    issued to

                 MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY
                            Lawrenceville, New Jersey


                  (hereinafter referred to as "Ceding Company")

                                       by

                     EUROPEAN REINSURANCE COMPANY OF ZURICH
                               Zurich, Switzerland

                  (hereinafter referred to as the "Reinsurer")


The Ceding Company and the Reinsurer hereby agree to amend the captioned Reinsurance Treaty, effective November 1st, 1998, with respect to business ceded for the 1999 Coverage Year and thereafter, in that the Reinsurer shall have a 25% share in the interest and liabilities as set forth herein. The share of the Reinsurer shall be separate and apart from the shares of the other reinsurers and shall not be joint with those of the other reinsurers and the Reinsurer shall in no event participate in the interest and liabilities of the other reinsurers.


In Witness Whereof the parties hereto have caused this Addendum to be executed by its duly authorized representatives:


Signed in Lawrenceville, New Jersey, this 30th day of July, 1999 for and on behalf of MEDICAL INTER-INSURANCE EXCHANGE OF NEW JERSEY


By:               /s/ Daniel J. Goldberg
                  ----------------------

Title:            President and Chief Executive Officer
                  -------------------------------------


Signed in Zurich, Switzerland, this 23rd day of July, 1999 for and on behalf of EUROPEAN REINSURANCE COMPANY OF ZURICH



By:               /s/ Dr. Guido Furer
                  -------------------

Title:            Financial Solutions, Director
                  -----------------------------